Commercial Banking – Local Corporate Team D

XXXXXXXXXX

CONFIDENTIAL

Sun Line Industrial Ltd

Unit 2101 21/F

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong

Kowloon	29 November 2012

Attn : Mr Sze-To Kin Sun

Dear Sir

BANKING FACILITY

A/C NO. XXXXXXXXXX

With reference to our recent discussion, we are pleased to advise that we have reviewed and renewed your following banking facility (the “Facility”) under the Special Loan Guarantee Scheme (the “Scheme”) sponsored by the Government of the Hong Kong Special Administrative Region (“HKSARG”). The Bank will have an unrestricted discretion to cancel or suspend, or determine whether or not to permit drawings in relation to, the Facility. The Facility is subject to review at any time and in any event by 15 September 2013, and also subject to the Bank’s overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities. For the purpose of the Scheme, the term “Facility Letter” shall, therefore, mean this Facility Letter as may be amended or supplemented from time to time.

In the event of a renewal of the Facility next year or by 15 September 2013, whichever is earlier, the Bank will issue a renewal notification letter to confirm the continuation of the latest available Facility. A review fee will be advised and this shall be debited automatically from your account within 1 month of the issuance of the notification letter.

Non-Revolving Loan – present outstanding	HKD5,340,000.-

Interest on the Loan will continue to be charged at 1.25% per annum over 3 months HIBOR (Hong Kong Interbank Offered Rate) payable at the end of each interest period to the debit of your current account. The applicable HIBOR will generally be based on our quotation at or about 11:00 am or at the time of request, as appropriate, on the date of rollover.

“HIBOR” means in respect of an advance or loan, the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market.

The Loan will continue to be repaid by 7 quarterly installments each of HKD666,000.- and a final installment of HK678,000.- to the debit of your current account. Our ability to demand repayment at any time shall not be affected by the payment schedule as specified above. Any amount repaid for whatever reason may not be redrawn.

The Hongkong and Shanghai Banking Corporation Limited

HSBC Main Building, 1 Queen’s Road Central, Hong Kong

Tel: (852) 2822 1111 Fax: (852) 3418 4748

Swift: HSBCHKHH

Web: www.hsbc.com.hk

Incorporated in the Hong Kong SAR with limited liability

Registered at the Hong Kong Companies Registry No 263876

Sun Line Industrial Ltd	29 November 2012

General conditions for the utilisation of the HIBOR Loan facility:-

a)	24 hours advance notice of rollover is to be given to us.

b)	Each rollover to be for periods (interest period) of 3 months.

c)	With our prior approval, (which will not be withheld, provided we are satisfied that the funds utilised are generated from your internal resources, out of cash flow rather than from external re-financing) during an interest period the total amount of a drawing may, with 48 hours advance notice to us, be repaid subject to the usual charges (i.e. the differential between the return we would have received had the loan run to maturity and the return we are able to obtain by the placing of the funds repaid for the remainder of the period in the market).

d)	Amounts repaid in advance will not be available for redrawing and will be applied to repayment of the total amount outstanding in reverse order of maturity.

We reserve the right to renegotiate the HIBOR interest spreads should any event occur which changes the basis on which HIBOR interest margins are presently calculated.

Please note that our Loans Section is responsible for the administration of HIBOR facility. For rate quotations and other day to day administrative matters, please contact Ms XXXXXXXXXX on telephone number XXXXXXXXXX.

Default Interest

Please note that interest will be payable on sums which are overdue, drawings which are in excess of agreed limits and amounts demanded and not paid, at the maximum rate stipulated in the Bank’s Tariff which is accessible at https://www.commercial.hsbc.com.hk/1/2/commercial/customer-service/tariffs. The Bank will provide you with a hard copy of the Tariff at your request. Interest at the applicable rate will be payable monthly in arrears to the debit of your current account.

Accrual of Interest and Other Sums

Please note that interest and other sums expressed to be chargeable or payable on a periodic basis will nonetheless accrue from day to day and amounts so accrued may be demanded at any time.

Security

As security, we continue to hold:

1.	A Guarantee dated 6 October 2009 relating to the Non-Revolving Loan Facility by HKSARG under the Special Loan Guarantee Scheme.

2.	A Guarantee limited to HKD12,000,000.- (together with default interest and other costs and expenses) dated 22 July 2009 from Plastec International Holdings Ltd together with Board Minutes dated 16 July 2009.

3.	A Guarantee limited to HKD12,000,000.- (together with default interest and other costs and expenses) dated 22 July 2009 from Mr Sze-To Kin Sun.

Please note that all costs and expenses (including legal fees) incurred by us in connection with the extension of the Facility and any matters arising are to be reimbursed by you on demand.

Sun Line Industrial Ltd	29 November 2012

To comply with the Code of Banking Practice and guidance given by the Courts, the Bank needs to obtain your consent before it can provide a copy or summary of the Facility, or information on your outstanding liabilities to the Bank, to any guarantor or security provider (the “Surety”) or to the Surety’s advisors. In addition, if the Bank is obliged to make any formal demand for repayment because you have failed to settle an amount due following our customary reminder, the Bank will also need to provide the Surety with a copy of its Demand Letter. Whether or not the Bank has made demand, the Bank will also need to provide the Surety with a copy of the latest statement of account and/or to give the Surety details of your outstanding liabilities to the Bank, whether actual or contingent. By accepting this letter, you are deemed to have consented to the Bank providing any of the aforesaid documents or information to the Surety, to the Surety’s solicitors and other professional advisers. Please note that if this consent is not given, the Bank will be unable to proceed with the transaction.

All existing terms and conditions of the above mentioned Facility remain unchanged as detailed in our letter of 8 July 2009.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your confirmation as to the correctness of the security held, and your continued understanding and acceptance of the terms and conditions under which the Facility is granted.

Unless expressed in writing from you to the contrary, we may provide any information relating to any of your accounts with us and any facilities we may provide to you from time to time or their conduct or any other information concerning your relationship with us to any other company or office which at the relevant time belongs to or is part of the HSBC Group.

Unless expressly agreed otherwise by us, we may transfer all or any part of our obligations under this Facility Letter or in respect of any of the facilities to any person by delivering to you a notice in writing. Such transfer shall take effect as from the effective date specified in the notice and we shall thereafter be released from such obligations.

Section 83 of the Banking Ordinance

Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this facility letter, that you immediately advise us in writing.

The Facility will remain open for acceptance until the close of business on 20 December 2012 and if not accepted by that date will be deemed to have lapsed.

We are pleased to be of continued assistance.
Accepted by:-

Yours faithfully	For and on behalf of
Sun Line Industrial Ltd

(Signed)
Authorized Signatory	(Signed by SZE-TO Kin Sun
Vice President	and NING Ho Leung)
ML/dcz	(authorised signature(s) with company chop, if any)
Encl	18 MAR 2013

Commercial Banking – Local Corporate Team D

XXXXXXXXXX

CONFIDENTIAL

Sun Line Industrial Ltd

Unit 2101 21/F

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong

Kowloon	29 November 2012

Attn : Mr Sze-To Kin Sun

Dear Sir

BANKING FACILITY

A/C NO. XXXXXXXXXX

With reference to our recent discussion, we are pleased to advise that we have reviewed and renewed your following banking facility (the “Facility”) under the SME Loan Guarantee Scheme – For Working Capital Loans (the “Scheme”) sponsored by the Government of the Hong Kong Special Administrative Region (“HKSARG”). The Bank will have an unrestricted discretion to cancel or suspend, or determine whether or not to permit drawings in relation to, the Facility. The Facility is subject to review at any time and in any event by 15 September 2013, and also subject to the Bank’s overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities. For the purpose of the Scheme, the term “Facility Letter” shall, therefore, mean this Facility Letter as may be amended or supplemented from time to time.

In the event of a renewal of the Facility next year or by 15 September 2013, whichever is earlier, the Bank will issue a renewal notification letter to confirm the continuation of the latest available Facility. A review fee will be advised and this shall be debited automatically from your account within 1 month of the issuance of the notification letter.

FACILITY

A loan facility (the “Loan”) – present outstanding	HKD4,800,000.-

Interest on the Loan will continue to be charged at 1.25% per annum over 3 months HIBOR (Hong Kong Interbank Offered Rate) payable at the end of each interest period to the debit of your current account. The applicable HIBOR will generally be based on our quotation at or about 11:00 am or at the time of request, as appropriate, on the date of rollover.

“HIBOR” means in respect of an advance or loan, the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market.

The Loan will continue to be repaid by 8 quarterly installments each of HKD600,000.- to the debit of your current account. Our ability to demand repayment at any time shall not be affected by the payment schedule as specified above. Any amount repaid for whatever reason may not be redrawn.

The Hongkong and Shanghai Banking Corporation Limited
HSBC Main Building, 1 Queen’s Road Central, Hong Kong
Tel: (852) 2822 1111 Fax: (852) 3418 4748
Swift: HSBCHKHH
Web: www.hsbc.com.hk
Incorporated in the Hong Kong SAR with limited liability
Registered at the Hong Kong Companies Registry No 263876

Sun Line Industrial Ltd	29 November 2012

General conditions for the utilisation of the HIBOR Loan facility:-

a)	24 hours advance notice of rollover is to be given to us.

b)	Each rollover to be for periods (interest period) of 3 months.

c)	With our prior approval, (which will not be withheld, provided we are satisfied that the funds utilised are generated from your internal resources, out of cash flow rather than from external re-financing) during an interest period the total amount of a drawing may, with 48 hours advance notice to us, be repaid subject to the usual charges (i.e. the differential between the return we would have received had the loan run to maturity and the return we are able to obtain by the placing of the funds repaid for the remainder of the period in the market).

d)	Amounts repaid in advance will not be available for redrawing and will be applied to repayment of the total amount outstanding in reverse order of maturity.

We reserve the right to renegotiate the HIBOR interest spreads should any event occur which changes the basis on which HIBOR interest margins are presently calculated.

Please note that our Loans Section is responsible for the administration of HIBOR facility. For rate quotations and other day to day administrative matters, please contact Ms XXXXXXXXXX on telephone number XXXXXXXXXX

Default Interest

Please note that interest will be payable on sums which are overdue, drawings which are in excess of agreed limits and amounts demanded and not paid, at the maximum rate stipulated in the Bank’s Tariff which is accessible at https://www.commercial.hsbc.com.hk/1/2/commercial/customer-service/tariffs. The Bank will provide you with a hard copy of the Tariff at your request. Interest at the applicable rate will be payable monthly in arrears to the debit of your current account.

Accrual of Interest and Other Sums

Please note that interest and other sums expressed to be chargeable or payable on a periodic basis will nonetheless accrue from day to day and amounts so accrued may be demanded at any time.

Security

As security, we continue to hold:

1.	A Guarantee dated 22 September 2009 relating to the Loan Facility by HKSARG under the Scheme.

2.	A Guarantee limited to HKD12,000,000. - (together with default interest and other costs and expenses) dated 22 July 2009 from Plastec International Holdings Ltd with Board Minutes dated 16 July 2009.

3.	A Guarantee limited to HKD12,000,000.- (together with default interest and other costs and expenses) dated 22 July 2009 from Mr Sze-To Kin Sun.

Please note that all costs and expenses (including legal fees) incurred by us in connection with the extension of the Facility and any matters arising are to be reimbursed by you on demand.

Sun Line Industrial Ltd	29 November 2012

To comply with the Code of Banking Practice and guidance given by the Courts, the Bank needs to obtain your consent before it can provide a copy or summary of the Facility, or information on your outstanding liabilities to the Bank, to any guarantor or security provider (the “Surety”) or to the Surety’s advisors. In addition, if the Bank is obliged to make any formal demand for repayment because you have failed to settle an amount due following our customary reminder, the Bank will also need to provide the Surety with a copy of its Demand Letter. Whether or not the Bank has made demand, the Bank will also need to provide the Surety with a copy of the latest statement of account and/or to give the Surety details of your outstanding liabilities to the Bank, whether actual or contingent. By accepting this letter, you are deemed to have consented to the Bank providing any of the aforesaid documents or information to the Surety, to the Surety’s solicitors and other professional advisers. Please note that if this consent is not given, the Bank will be unable to proceed with the transaction.

All existing terms and conditions of the above mentioned Facility remain unchanged as detailed in our letter of 8 July 2009.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your confirmation as to the correctness of the security held, and your continued understanding and acceptance of the terms and conditions under which the Facility is granted.

Unless expressed in writing from you to the contrary, we may provide any information relating to any of your accounts with us and any facilities we may provide to you from time to time or their conduct or any other information concerning your relationship with us to any other company or office which at the relevant time belongs to or is part of the HSBC Group.

Unless expressly agreed otherwise by us, we may transfer all or any part of our obligations under this Facility Letter or in respect of any of the facilities to any person by delivering to you a notice in writing. Such transfer shall take effect as from die effective date specified in the notice and we shall thereafter be released from such obligations.

Section 83 of the Banking Ordinance

Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this facility letter, that you immediately advise us in writing.

The Facility will remain open for acceptance until the close of business on 20 December 2012 and if not accepted by that date will be deemed to have lapsed.

We are pleased to be of continued assistance.

Accepted by:-
Yours faithfully
For and on behalf of
Sun Line Industrial Ltd

(Signed)
Authorized Signatory	(Signed by SZE-TO Kin Sun
Vice President	and NING Ho Leung)
ML/dcz	(authorised signature(s) with company chop, if any)
Encl	18 MAR 2013

Commercial Banking – Local Corporate Team D

XXXXXXXXXX

CONFIDENTIAL

Sun Line Industrial Ltd

Unit 2101 21/F

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong

Kowloon	29 November 2012

Attn : Mr Sze-To Kin Sun

Dear Sir

BANKING FACILITIES

With reference to our recent discussion, we are pleased to advise that we have reviewed the banking facilities made available and would like to offer a renewal within the following revised limits which will be made available on the specific terms and conditions outlined herein and upon the satisfactory completion of the security detailed below and on the Bank’s Terms and Conditions for Facilities which are attached to this letter. The Bank shall have an unrestricted discretion to cancel or suspend, or determine whether or not to permit drawings in relations to, the facilities. The facilities are subject to review at any time and, in any event by 15 September 2013, and also subject to the Bank’s overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

In the event of a renewal of the facilities next year or by 15 September 2013, whichever is earlier, the Bank will issue a renewal notification letter to confirm the continuation of the latest available facilities. A review fee will be advised and this shall be debited automatically from the Borrower(s)’s account within 1 month of the issuance of the renewal notification letter.

BORROWER(S)

Sun Line Industrial Ltd	[Customer No. XXXXXXXXXX]
Broadway Industrial Holdings Ltd	[Customer No. XXXXXXXXXX] [To be deleted]
Sun Line Precision Ltd	[Customer No. XXXXXXXXXX] [New Borrower]
Broadway Precision Technology Ltd	[Customer No. XXXXXXXXXX] [New Borrower]

Utilization of the facilities below may be made by, Sun Line Industrial Ltd, Sun Line Precision Ltd and/or Broadway Precision Technology Ltd. Sun Line Industrial Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd shall be jointly and severally liable for the facilities.

Each of Sun Line Industrial Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd undertake, as principal debtor, to pay on demand any sums due in respect of any such utilization.

The Hongkong and Shanghai Banking Corporation Limited
HSBC Main Building, 1 Queen’s Road Central, Hong Kong
Tel: (852) 2822 1111 Fax: (852) 3418 4748
Swift: HSBCHKHH
Web: www.hsbc.com.hk
Incorporated in the Hong Kong SAR with limited liability
Registered at the Hong Kong Companies Registry No. 263876

Sun Line Industrial Ltd	29 November 2012

FACILITIES	New	Previously

Facilities available to Sun Line Industrial Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd (previously available to Sun Line Industrial Ltd and Broadway Industrial Holdings Ltd)

(I) Combined Limit for the following facilities within which the following sub-limits apply:	HKD40,000,000.-	HKD40,000,000.-

(1) Combined Limit within which the following sub-limits apply:	HKD30,000,000.-	HKD30,000,000.-

(a) Import Facilities (Usance period up to 90 days)	HKD30,000,000.-	HKD30,000,000.-

(b) Loan Against Import (“LAI”) (Maximum Tenor 90 days)	HKD30,000,000.-	HKD30,000,000.-

(c) Trust Receipts	HKD30,000,000.-	HKD30,000,000.-

(d) Export Facilities - Purchase of Document against Payment Bills	HKD30,000,000.-	HKD30,000,000.-

(e) Export Facilities - Purchase of Document against Acceptance (Maximum tenor 90 days)	HKD30,000,000.-	HKD30,000,000.-

(f) Packing Credit (Maximum Tenor 90 days)	HKD30,000,000.-	Nil

Notwithstanding the limits set out above, the aggregate outstanding of the above items

•     1(a) to 1(f) shall at no time exceed HKD30,000,000.-.

(2) Clan Import Loan (Maximum Tenor 90 days)	HKD40,000,000.-	HKD40,000,000.-

(3) Overdraft	HKD5,000,000.-	HKD5,000,000

(4) Revolving Loan	HKD15,000,000.-	HKD15,000,000.-

(5) Import Facilities [for Local Documentary Credits opening only] (Usance period up to 90 days)	Nil	HKD30,000,000.-

(6) Loan Against Import (“LAI”) (Maximum Tenor 90 days)	Nil	HKD30,000,000.-

(7) Trust Receipts	Nil	HKD30,000,000.-

(8) Packing Credit (Maximum Tenor 90 days)	Nil	HKD30,000,000.-

Notwithstanding the limits set out above, the aggregate outstanding of the above items (1) to (4) shall at no time exceed HKD40,000,000.-.

Sun Line Industrial Ltd	29 November 2012

Documents presented to the Bank for drawings under trade related facilities must reflect and relate to a genuine transaction. Where documents presented are not in the original form, copies of such documents presented must strictly conform to the original. Please note that drawings without underlying transaction, or presentation of forged or fraudulent documentation can render companies and/or persons involved liable to prosecution.

		New	Previously

(II)	Treasury Facilities (01) within which the following risk-weighted sub-limits apply:	HKD8,000,000.-	HKD8,000,000.-

	(a) Foreign Exchange (Risk-weighted up to 6 months)	HKD7,667,000.-	HKD7,667,000.-

	(b) Currency Options (previously available only to Sun Line Industrial Ltd) [Risk-weighted up to 24 months plus up to 6 months forward start period (total 30 months maximum)]	HKD8,000,000.-	HKD8,000,000.-

Notwithstanding the risk-weighted limits set out above, the aggregate utilization of the above items II(a) and II(b) shall at no time exceed HKD8,000,000.-.

(III)	Treasury Facilities (02) (Risk-weighted up to 4 years) within which the following risk-weighted sub-limits apply:	HKD3,000,000.-	HKD3,000,000.-

	- Interest Rate Swaps (previously available only to Sun Line Industrial Ltd)	HKD3,000,000.-	HKD3,000,000.-

(IV)	Business Card (previously available only to Sun Line Industrial Ltd)	HKD200,000.-	HKD200,000.-

Facilities available only to Sun Line Industrial Ltd

(V)

Machinery Loan

- sub-limit to Sun Line Industrial Ltd

(A/C No. XXXXXXXXXX present outstanding

The principal of the loan will continue to be repayable by 6 equal quarterly instalments of HKD237,500.- to the debit of Sun Line Industrial Ltd’s account. The Bank’s ability to demand repayment at any time shall not be affected by the payment schedule as described.

		HKD1,425,000.- HKD1,425,000.-	HKD1,425,000.- HKD1,425,000.-

Meanwhile, the Bank confirms that sub-limit for Machinery Loans granted to Broadway Industrial Holdings Ltd (A/C No. XXXXXXXXXX and A/C No. XXXXXXXXXX have been fully repaid on 30 October 2012.

SECURITY

(1)	The Bank will continue to hold an ISDA 2002 Master Agreement and Schedule dated 21 January 2010 together with Board Resolution dated 20 January 2010 from Sun Line Industrial Ltd.

Sun Line Industrial Ltd	29 November 2012

(2)	The Bank requires holding the following Security:

a)	A Guarantee limited to HKD71,000,000.- (together with default interest and other costs and expenses) from Plastec Technologies Ltd securing the obligations and liabilities of Sun Line Industrial Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd.

b)	A Guarantee limited to HKD71,000,000.- (together with default interest and other costs and expenses) from Mr Sze-to Kin Sun securing the obligations and liabilities of Sun Line Industrial Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd.

c)	ISDA Master Agreement from Sun Line Precision Ltd and Broadway Precision Technology Ltd respectively together with supporting Board Resolutions.

(3)	In consideration of the abovementioned security (2a) and (2b) being made available, the Bank is agreeable to releasing the following Security:

a)	A Guarantee limited to HKD71,000,000.- (together with default interest and other costs and expenses) dated 15 March 2010 from Mr Sze-to Kin Sun securing the obligations and liabilities of Sun Line Industrial Ltd, Sun Ngai Spraying and Silk Print Co Ltd and Broadway Industrial Holdings Ltd.

b)	A Guarantee limited to HKD71,000,000.- (together with default interest and other costs and expenses) dated 15 March 2010 from Plastec International Holdings Ltd together with Board Minutes dated 11 March 2010 securing the obligations and liabilities of Sun Line Industrial Ltd, Sun Ngai Spraying and Silk Print Co Ltd and Broadway Industrial Holdings Ltd.

These guarantees will be cancelled after a retention period considered by the Bank to be reasonably appropriate, which is normally six months.

Meanwhile, the Bank confirms that the ISDA Master Agreement from Broadway Industrial Holdings Ltd as stated in the letter of 19 October 2011 is no longer required.

As Sun Line Precision Ltd, Broadway Precision Technology Ltd and Plastec Technologies Ltd (the ‘Companies’) are incorporated in British Virgin Islands, British Virgin Islands and Cayman Islands respectively, the Bank also requires a legal opinion from a qualified lawyer in the jurisdiction of the Companies’ incorporation, confirming the authority of the Companies’ to enter into the facilities and security, and also confirming that all necessary documents have been or will be properly executed. The legal opinion, together with the properly executed security documents, should be forwarded to the Bank directly by the solicitor.

The Bank encloses its standard form of Guarantee for completion and return, together with supporting Board Resolutions and a legal opinion in substantially the form of that enclosed with this facility letter.

In accordance with the HKMA’s guideline dated 11 August 2003, as a condition for granting credit facilities to Small and Medium Size Enterprises (“SMEs”), an explicit consent from the related SME must be obtained to enable the Bank to report and retrieve information in relation to its banking facilities to and from the Commercial Credit Reference Agency (“CCRA”). As Sun Line Precision Ltd and Broadway Precision Technology Ltd are categorised as a SME in accordance with the HKMA’s guideline, please arrange for the enclosed Customer Consent Form to be signed and returned to the Bank together with the facility letter. Please note that if this consent is not given, the Bank will be unable to proceed with the transaction.

Sun Line Industrial Ltd	29 November 2012

SCHEDULE OF FACILITIES

IMPORT FACILITIES WITH LOAN AGAINST IMPORT (LAI)

DETAILS

1.	For the issuance of Documentary Credits to the Borrower(s)’s suppliers and Import Loan Facilities in either HK Dollars or Foreign Currency, less any usance / credit periods granted by the Borrower(s)’s suppliers.

2.	Subject to the Bank’s right at any time to demand immediate repayment of all sums owing by the Borrower(s), advance may be made available:

(a)	in respect of sight documentary credits, for a period up to the maximum tenor as stipulated under the relevant “Facilities” heading

(b)	in respect of usance documentary credits, for a period up to the maximum tenor as stipulated under the relevant “Facilities” heading less the usance period (i.e. the supplier’s credit finance period) of the relevant documentary credit, commencing from the date that import documents presented under the usance documentary credit are accepted.

3.	The Bank may on an exceptional basis, and subject to such conditions as it may impose from time to time, accept applications for the issuance of documentary credits relating to goods already received by the Borrower(s) but not paid for. Such conditions include (without limitation):

(a)	evidence of delivery being supported by (i) a cargo receipt showing a date on which the goods are actually received or (ii) transport document(s) showing a date of shipment, with such dates referred to in the cargo receipt or transport document (where applicable) not exceeding 90 days before the issue date of the relevant documentary credit and

(b)	the maximum tenor of the import loan facilities drawn under the documentary credit shall be up to 90 days, less any usance / credit periods granted by the Borrower(s)’s suppliers.

TRUST RECEIPTS

DETAILS

Advances may be made under this Trust Receipt to enable the Borrower(s) to pay import documentary credit, with the associated title documents released to the Borrower(s) against Trust Receipt(s) signed by the Borrower(s).

PRICING

For drawings in HKD

Interest will continue to be charged at HIBOR + 1.25% p.a.

“HIBOR” means the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market. The applicable HIBOR will generally be based on the Bank’s quotation at or about 11:00am or at the time of request, as appropriate, on the date of drawdown / rollover.

For drawings in foreign currency

Interest will continue to be charged at LIBOR + 1.25% p.a.

Sun Line Industrial Ltd	29 November 2012

EXPORT FACILITIES

DETAILS

Document against Payment / Acceptance (DP/DA)

For the purchase of Document against Payment or Document against Acceptance Bills in either HK Dollars or Foreign Currency for up to the maximum tenor as stipulated under the relevant “Facilities” heading.

PRICING

For drawings in HKD

Interest will continue to be charged at HIBOR + 1.25% p.a.

“HIBOR” means the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market. The applicable HIBOR will generally be based on the Bank’s quotation at or about 11:00am or at the time of request, as appropriate, on the date of drawdown / rollover.

For drawings in foreign currency

Interest will continue to be charged at LIBOR + 1.25% p.a.

PACKING CREDIT

DETAILS

Up to the maximum tenor as stipulated under the relevant “Facilities” heading before shipment and up to 70% of valid export Documentary Credits in the Borrower(s)’s favour deposited with the Bank.

PRICING

For drawings in HKD

Interest will continue to be charged at HIBOR + 1.25% p.a.

“HIBOR” means the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market. The applicable HIBOR will generally be based on the Bank’s quotation at or about 11:00am or at the time of request, as appropriate, on the date of drawdown / rollover.

For drawings in foreign currency

Interest will continue to be charged at LIBOR + 1.25% p.a.

CLEAN IMPORT LOAN (EXTENDED ON APPROVED SUPPLIER BASIS)

DETAILS

1.	Advances may be made under this Clean Import Loan to enable the Borrower(s) to pay the invoices of their suppliers as approved by the Bank. The maximum financing period for each drawing (including the supplier’s credit Finance period) shall not exceed the maximum tenor as stipulated under the relevant “Facilities” heading.

Sun Line Industrial Ltd	29 November 2012

2.	Advances are allowed on the conditions that transactions are supported by presentation of (1) the approved suppliers’ invoices and transport documents copy or (2) copy of “Monthly Statements” issued by the approved suppliers as listed below together with documents evidencing receipt of goods on the approved suppliers and that the aggregate outstanding are within the specified limit. The Bank will settle the invoices direct on their respective due dates and the proceeds will be remitted or credited directly to the suppliers’ accounts. Maximum loan period is 90 days from loan drawdown date or 180 days from invoice date, whichever is shorter.

3.	The list of the Bank’s approved suppliers is set out below:

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PRICING

For drawings in HKD

Interest will continue to be charged at HIBOR + 1.25% p.a.

“HIBOR” means the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market. The applicable HIBOR will generally be based on the Bank’s quotation at or about 11:00am or at the time of request, as appropriate, on the date of drawdown / rollover.

Sun Line Industrial Ltd	29 November 2012

For drawings in foreign currency

Interest will continue to be charged at LIBOR + 1.25% p.a.

OVERDRAFT

PRICING

Interest will continue to be charged at the Bank’s HKD BLR.

REVOLVING LOAN

DETAILS

“HIBOR” means in respect of an advance or loan, the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market.

“LIBOR” means in respect of an advance or loan, the rate (as quoted by prime banks in London in the London Interbank market) at around 11 am (London time) on the second London Banking Day before the first date of such period.

Conditions for Utilisation

1.	For HIBOR Loan facility, 24 hours advance notice of drawdown / rollover is to be given to the Bank. The applicable HIBOR will generally be based on the Bank’s quotation at or about 11:00am or at the time of request, as appropriate, on the date of drawdown / rollover.

2.	For LIBOR Loan facility, 2 business days advance notice of drawdown / rollover is to be given to the Bank. The reference to “business day” means a day, other than a Saturday, Sunday or public holiday, on which banks are open for general business in London and Hong Kong.

3.	Each drawdown / rollover to be for periods (interest period) of 1, 2, 3 or 6 months (drawdown / rollovers for 6 months are subject to the availability of matching funds in the market).

4.	At the end of an interest period the amount of the drawing may be rolled-over either in one or two or more amounts for further periods of 1, 2, 3 or 6 months (drawdown / rollovers for 6 months are subject to availability of matching funds in the market).

5.	With the Bank’s prior approval, (which will not be withheld, provided the Bank is satisfied that the funds utilised are generated from the Borrower(s)’s internal resources, out of cash flow rather than from external re-financing) during an interest period the total amount of a drawing may, with 48 hours advance notice to the Bank, be repaid subject to the usual charges (i.e. the differential between the return the Bank would have received had the loan run to maturity and the return the Bank is able to obtain by the placing of the funds repaid for the remainder of the period in the market).

6.	The Bank reserves the right to renegotiate the HIBOR / LIBOR interest spreads should any event occur which changes the basis on which HIBOR / LIBOR interest margins are presently calculated.

7.	Please note that the Bank’s Loans Section is responsible for the administration of HIBOR / LIBOR facilities. For rate quotations and other day to day administrative matters, please contact Ms XXXXXXXXXX on telephone number XXXXXXXXXX

PRICING

Interest will continue to be charged at 1, 2, 3 or 6 months HIBOR / LIBOR + 1.875% p.a.

Sun Line Industrial Ltd	29 November 2012

TREASURY FACILITIES (01) and (02)

DETAILS

The Bank reserves the right to withdraw the facilities and/or the whole or any part of any unutilised portion of the facilities at any time.

The amount and value of any and each utilization in respect of any option in respect of which a limit is expressed above shall be calculated by HSBC, such calculation to be conclusive.

1.	Availability

The Bank reserves the right in its absolute discretion to decide whether or not any utilisation may be made and to specify conditions which must be complied before any utilisation may be made.

2.	Further Documentation

All transactions pursuant to the facilities will be subject to and governed by the International Swaps and Derivative Association (“ISDA”) Master Agreement (thereafter known as the “Product Document”) dated 21 January 2010 executed by Sun Line Industrial Ltd.

3.	ISDA Terms

No utilization may be made until the Bank has been given by Sun Line Precision Ltd and Broadway Precision Technology Ltd in a form and substance acceptable to the Bank a duly executed Product Document on behalf of Sun Line Precision Ltd and Broadway Precision Technology Ltd supported by Board Resolutions.

Each utilisation shall be deemed to be subject to and shall be subject to the terms of the Product Document notwithstanding any non-execution of the Product Document, In the event of any conflict between the terms of this facility letter and those of the Product Document, the terms of the Product Document shall prevail except in respect of any provisions in this facility letter which are expressed to be additional to or in replacement for any relevant provisions in the Product Document.

While the above facility is in force the terms of this facility letter and particularly the Product Document above shall continue to apply notwithstanding any pre-existing product documentation unless there is agreement in writing to the contrary.

BUSINESS CARD

DETAILS

The facility is subject to the terms and conditions governing the Business Card facility in the Bank’s Business Card Programme Agreement as may be amended from time to time.

MACHINERY LOAN

DETAILS

“HIBOR” means in respect of an advance or loan, the rate (as quoted by the Bank in its discretion) which the Bank can acquire deposits in the currency for in an amount and period comparable to such advance or loan from the Hong Kong interbank market.

Conditions for Utilisation

1.	24 hours advance notice of rollover is to be given to the Bank. The applicable HIBOR will generally be based on the Bank’s quotation at or about 11:00am or at the time of request, as appropriate, on the date of drawdown / rollover.

Sun Line Industrial Ltd	29 November 2012

2.	Each rollover to be for periods (interest period) of 3 months.

3.	With the Bank’s prior approval, (which will not be withheld, provided the Bank is satisfied that the funds utilised are generated from the Borrower(s)’s internal resources, out of cash flow rather than from external re-financing) during an interest period the total amount of a drawing may, with 48 hours advance notice to the Bank, be repaid subject to the usual charges (i.e. the differential between the return the Bank would have received had the loan run to maturity and the return the Bank is able to obtain by the placing of the funds repaid for the remainder of the period in the market).

4.	Amounts repaid in advance will not be available for redrawing and will be applied to repayment of the total amount outstanding in reverse order of maturity.

5.	The Bank reserves the right to renegotiate the HIBOR interest spreads should any event occur which changes the basis on which HIBOR interest margins are presently calculated.

6.	Please note that the Bank’s Loans Section is responsible for the administration of HIBOR facilities. For rate quotations and other day to day administrative matters, please contact Ms XXXXXXXXXX on telephone number XXXXXXXXXX

PRICING

Interest will continue to be charged at 3 months HIBOR + 1.25% p.a.

Sun Line Industrial Ltd	29 November 2012

TERMS AND CONDITIONS FOR FACILITIES

1.	Interpretation

These terms and conditions are applicable to banking/credit facilities made available by The Hongkong and Shanghai Banking Corporation Limited (the “Bank” or “HSBC”) to the Borrower(s) and shall be read in conjunction with the facility letter, as may be amended from time to time, applicable to the Borrower(s) (the “Facility Letter”). In the event of conflict between these terms and conditions and the Facility Letter, the Facility Letter shall prevail for the purposes of the relevant transaction.

2.	Accrual of Interest & Other Sums

Interest and other sums expressed to be chargeable or payable on a periodic basis will nonetheless accrue from day to day and amounts so accrued may be demanded at any time.

3.	Availability and Utilisation

3.1	Banking/credit facilities offered to the Borrower(s) are subject to the Bank’s internal credit approval having been made and the Bank may refuse to allow drawings under the facilities in its sole and absolute discretion. All facilities made available are subject to review from time to time at the Bank’s discretion.

3.2	The use of any facilities may not at any time exceed the facility(ies) limit specified in the Facility Letter. The availability of funds shall be subject to conditions precedent specified in the Facility Letter (if any) being met to the Bank’s satisfaction. In addition, with respect to trade related facilities, the Bank may, at its sole and discretion, refuse to allow drawings under such facilities if:

(a)	the drawee is considered to be unacceptable to the Bank, or

(b)	the drawee is not on the Bank’s approved list, or

(c)	the transaction in question does not meet the Bank’s operational requirements in respect of the facilities.

4.	Default Interest

Interest will be payable on sums which are overdue, drawings which are in excess of agreed limits and amounts demanded and not paid, at the maximum rate stipulated in the Bank’s tariff book which is accessible at https://www.commercial.hsbc.com.hk/1/2/commercial/customer-service/tariffs. The Bank will provide the Borrower or such relevant security provider with a hard copy of the tariff book upon request. Interest at the applicable rate will be payable monthly in arrears to the debit of the Borrower(s)’s current account.

5.	Repayment

All payments shall be made to the Bank without set-off, counterclaim, withholding or condition or any kind. If the Borrower(s) or such Security Provider (where applicable) is compelled by law to make such withholding, the sum payable shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

Sun Line Industrial Ltd	29 November 2012

6.	Security and Disclosure

6.1	The Bank shall proceed to register (where applicable) in Hong Kong, security provided to the Bank in connection with facilities made available to the Borrower(s) or at the Borrower(s) request. The costs and expenses, if any, will be charged to the account of the Borrower(s). Where the security provided to the Bank requires registration or filing outside Hong Kong, the Borrower undertakes that it shall, and where applicable, shall procure that such registration or filing of security is attended to and completed in a timely way so as to preserve the security interest of the Bank. The Bank shall be entitled to demand that evidence of such filing and/or registration be provided to it. All costs in connection with the aforesaid overseas filing and/or registration (as the case may be) shall be for the account of the Borrower(s).

6.2	By accepting the Facility Letter, the Borrower(s) is deemed to have consented to the Bank providing a copy of the Facility Letter, related security documents, the Borrower’s latest statement of account, information on the outstanding liabilities (whether actual or contingent) or such other information to a third party security provider, such third party security provider’s solicitors and other professional advisers.

6.3	Unless expressed in writing from the Borrower(s) to the contrary, the Bank is entitled to provide any information relating to any of the account(s) of the Borrower(s) held with the Bank and any facilities which the Bank may provide to the Borrower(s) from time to time or the conduct of such account and/or facilities and/or other information concerning the Borrower(s) relationship with the Bank to any other company or office which belongs to or is part of the HSBC Group.

6.4	The Bank shall be entitled to have solicitors of its choice appointed to prepare the necessary documentation relating to the Facility Letter and/or the security to be provided. All their charges and disbursements incurred in this respect will be for the Borrower(s)’s account. Any filing fees and fees incurred in obtaining a legal opinion will also be for Borrower(s)’s account.

7.	Costs and Expenses

7.1	All costs, expenses and fees (including legal fees) incurred by the Bank in connection with the provision of the banking facilities and any matters arising are to be reimbursed by the Borrower(s) on demand.

7.2	If the effect of or a change in any law or regulation is to increase the cost to the Bank of advancing, maintaining or funding the facility(ies) or to reduce the effective return to the Bank, the Bank may require payment on demand of such amounts as the Bank consider necessary as compensation therefore.

8.	Indemnity / Tax Gross Up

8.1	Any amount received or recovered by the Bank in respect of any sum expressed to be due to the Bank from the Borrower in a currency other than the currency of denomination in which payment is due (the “Intended Currency”) shall only constitute a discharge to it to the extent of the amount in the Intended Currency which the Bank is able, in accordance with its usual practice, to purchase with the amount so received or recovered in such other currency on the date of that receipt.

8.2	Payments by the Borrower(s) and/or the security provider(s) shall be made to the Bank without any set-off, counter-claim, withholding or condition of any kind except that if the Borrower(s)/ security provider(s) is compelled by law to make such withholding, the sum payable by the Borrower(s)/security provider(s) shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

Sun Line Industrial Ltd	29 November 2012

9.	Assignment

The Bank may assign its rights and transfer all or any part of its obligations hereunder or under any Facility Letter to any HSBC Group Company by delivering to the Borrower(s) a notice in writing. Such transfer shall take effect as from the effective date as specified in the notice and the Bank shall thereafter be released from such obligations. No assignment or transfer of any right, benefit or obligation in the Facility Letter shall be made by the Borrower(s) in any way.

10.	Pari Passu

The Borrower(s) and security provider(s) (where applicable) shall ensure that at all times the claims of the Bank under the facilities rank at least pari passu with the claims of all other unsecured creditors, except for claims preferred by mandatory provisions of law.

11.	Section 83 of the Banking Ordinance

Section 83 of the Banking Ordinance has imposed on the Bank certain limitations on advances to persons related to its directors or employees. In accepting the Facility Letter, the Borrower(s) should advise the Bank whether it is in any way related to any of the Bank’s directors or employees within the meaning of Section 83 and in the absence of such advice the Bank will assume that the Borrower(s) is not so related. The Bank would also ask, that should the Borrower(s) become so related subsequent to acknowledging the Facility Letter, that the Borrower(s) immediately advises the Bank in writing.

12.	Governing Law

12.1	The Facility Letter (including the schedule(s), where applicable), and these terms and conditions shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region.

12.2	The Borrower(s) submits to the non-exclusive jurisdiction of the Hong Kong courts.

Sun Line Industrial Ltd	29 November 2012

ACCEPTANCE

Please arrange for the authorised signatories of Sun Line Industrial Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd, in accordance with the terms of the mandates given to the Bank, to sign and return the duplicate copy of this letter to signify the Borrower(s)’s confirmation as to the correctness of the security held, and continued understanding and acceptance of the terms and conditions under which these revised facilities are granted.

One-off fee of HKD30,000.- will be charged to the debit of Broadway Precision Technology Ltd’s current account upon receipt of your acceptance of this facility letter.

These revised facilities will remain open for acceptance until the close of business on 20 December 2012 and if not accepted by that date will be deemed to have lapsed.

We are pleased to be of continued assistance.

Yours faithfully

(Signed)

Authorized Signatory

Vice President

ML/dcz

Encl

Acceptance and Confirmation

We, Sun Line Industrial Ltd, Broadway Industrial Holdings Ltd, Sun Line Precision Ltd and Broadway Precision Technology Ltd, confirm our acceptance of the offer and all terms and conditions contained above (including the Schedules and Terms and Conditions for Facilities attached thereto).

For and on behalf

of Sun Line Industrial Ltd

Signature	(Signed by SZE-TO Kin Sun)	Signature	(Signed by NING Ho Leung)

Name		Name

Title	Director	Title	Director

Sun Line Industrial Ltd	29 November 2012

For and on behalf of

Sun Line Precision Ltd

Signature	(Signed by SZE-TO Kin Sun)	Signature	(Signed by NING Ho Leung)

Name		Name

Title	Director	Title	Director

For and on behalf of

Broadway Precision Technology Ltd

Signature	(Signed by SZE-TO Kin Sun)	Signature	(Signed by NING Ho Leung)

Name		Name

Title	Director	Title	Director

18 MAR 2013

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